SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2005

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 Joplin Street, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.                                              Entry Into a Material Definitive Agreement.

On June 27, 2005, The Empire District Electric Company (the “Company”) issued $40 million aggregate principal amount of Senior Notes, 5.80% Series due 2035 (the “5.80% Notes”).

The 5.80% Notes are being offered and sold pursuant to the shelf registration statement on Form S-3 (File Nos. 333-107687 under the Securities Act) filed with the U.S. Securities and Exchange Commission (the “Commission”), as amended by Amendment No. 1 thereto filed with the Commission on August 29, 2003, which became effective on September 9, 2003, and a prospectus supplement dated as of June 22, 2005. The notes were sold pursuant to a Purchase Agreement dated as of June 22, 2005 between UBS Securities LLC and the Company.

The terms of the 5.80% Notes are set forth in an Indenture, dated as of September 10, 1999, by and between the Company and Wells Fargo Bank, National Association (as successor by merger to Norwest Bank Minnesota, National Association), as trustee, as supplemented and amended, including by Securities Resolution No. 6 (the “Securities Resolution”) dated as of June 22, 2005 pertaining to the 5.80% Notes.

The proceeds of the 5.80% Notes will be used, in part, to redeem all $30 million aggregate outstanding principal amount of Empire’s First Mortgage Bonds, 7¾% Series due 2025 (“7¾% Bonds”). The redemption of the 7¾% Bonds occurred on June 28, 2005.

Attached as Exhibit 4.1 to this current report, and incorporated herein by reference, is the Securities Resolution.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03.                                              Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01.                                              Other Events.

On June 27, 2005, Anderson & Byrd, counsel to the Company, issued an opinion and consent (attached hereto as Exhibits 5.1 and 23.1, respectively, and incorporated herein by reference) as to the validity of the 5.80% Notes.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.                                              Financial Statements and Exhibits.

(c)                                  Exhibits

4.1                                                               Securities Resolution No. 6 dated as of June 22, 2005 under the Indenture for Unsecured Securities, dated as of September 10, 1999 between Empire and Wells Fargo Bank, National Association (as successor by merger to Norwest Bank Minnesota, National Association).

5.1                                                               Opinion of Anderson & Byrd regarding the legality of Empire’s Senior Notes, 5.80% Series due 2035.  This exhibit is filed herewith pursuant to Item 601 of Regulation S-K under the Securities Act of 1933 in lieu of filing as an exhibit to Empire’s registration statement on Form S-3 (File No. 333-107687), and, as this current report on Form 8-K is incorporated by reference in such registration statement, is set forth in full in such registration statement.

23.1                                                         Consent of Anderson & Byrd (included in Exhibit 5.1 above).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

	By	/s/ Gregory A. Knapp
	Name:	Gregory A. Knapp
	Title:	Vice President – Finance and Chief Financial Officer

Dated: June 28, 2005

EXHIBIT INDEX

Exhibit Number	Exhibit
4.1

Securities Resolution No. 6 dated as of June 22, 2005 under the Indenture for Unsecured Securities, dated as of September 10, 1999 between Empire and Wells Fargo Bank, National Association (as successor by merger to Norwest Bank Minnesota, National Association).

5.1

Opinion of Anderson & Byrd regarding the legality of Empire’s Senior Notes, 5.80% Series due 2035. This exhibit is filed herewith pursuant to Item 601 of Regulation S-K under the Securities Act of 1933 in lieu of filing as an exhibit to Empire’s registration statement on Form S-3 (File No. 333-107687), and, as this current report on Form 8-K is incorporated by reference in such registration statement, is set forth in full in such registration statement.

23.1	Consent of Anderson & Byrd (included in Exhibit 5.1 above).